Supplement Dated September 28, 2015
To The Prospectus Dated April 27, 2015

JNL® Strategic Income Fund LLC

Effective October 1, 2015, in the section entitled "Management of the JNL Strategic Fund and the Fund," sub-section "Administrative Fee," please delete the section in its entirety and replace it with the following:

Administrative Fee.  In addition to the investment advisory fee, the Fund pays to JNAM ("Administrator") an Administrative Fee as set forth below of the average daily net assets of the Fund.

Funds	Assets	Administrative Fee
JNL/PPM America Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Fund.  In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of the Fund.  The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  The Fund is also responsible for interest expenses, registration fees, licensing costs, directors and officers insurance and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

This Supplement is dated September 28, 2015.

Supplement Dated September 28, 2015
To The Statement of Additional Information
Dated April 27, 2015

JNL® Strategic Income Fund

Effective October 1, 2015, on page 45, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers", sub-section, "Administrative Fee," please delete in its entirety and replace it with the following:

Administrative Fee.  In addition to the investment advisory fee, the Fund pays to JNAM ("Administrator") an Administrative Fee as set forth below of the average daily net assets of the Fund.

Funds	Assets	Administrative Fee
JNL/PPM America Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Fund.  In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of the Fund.  The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  The Fund is also responsible for interest expenses, registration fees, licensing costs, directors and officers insurance and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

The fees paid by each Fund to the Administrator are outlined below:

Fund	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012[1]
JNL/PPM America Strategic Income Fund	$162,590	$152,728	$11,509
1 The Fund commenced operations on December 3, 2012.

This Supplement is dated September 28, 2015.